UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 5, 2008
Republic Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-14267	65-0716904

(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way, Phoenix, Arizona	85054

(Address of Principal Executive Offices)	(Zip Code)
(480) 627-2700

(Registrant’s Telephone Number, Including Area Code)

110 S.E. 6th Street, Suite 2800, Fort Lauderdale, Florida 33301
(Former Name or Former Address, If Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On December 5, 2008, Allied Waste Industries, Inc. (“Allied”) merged with RS Merger Wedge, Inc. (“Merger Sub”), a wholly owned subsidiary of Republic Services, Inc. (“Republic”), with Allied continuing as the surviving corporation and a wholly owned subsidiary of Republic (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger dated as of June 22, 2008, as amended, by and among Republic, Allied, and Merger Sub (the “Merger Agreement”).
In connection with the Merger, each share of common stock of Allied, par value $0.01 per share, was cancelled and converted into the right to receive .45 shares of Republic common stock, par value $0.01 per share. In connection with the Merger, Republic issued approximately 196.2 million shares of Republic common stock to Allied stockholders representing approximately 52% ownership of the combined company. Cash will be paid in lieu of fractional shares of Republic common stock.
Republic’s common stock will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “RSG.” Allied’s common stock was delisted from the NYSE, effective at the open of the market on December 8, 2008.
The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Republic’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 23, 2008, as Exhibit 2.1 to Republic’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 6, 2008, and as Exhibit 2.1 to this Current Report in Form 8-K, and is incorporated herein by this reference.
A copy of a press release issued by Republic announcing the consummation of the Merger is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE ARRANGEMENT OF A REGISTRANT.
In connection with the Merger, on December 5, 2008, Republic and substantially all of its subsidiaries, including substantially all of the subsidiaries of Allied, entered into the Third Supplemental Indenture by and among the parties thereto as listed on Exhibit 4.1 to this Current Report on Form 8-K.
The Third Supplemental Indenture provides for the guaranty by Republic and the other guarantors thereunder of the 9.25% debentures due 2021 and the 7.40% debentures due 2035 issued by Browning-Ferris Industries, LLC (successor to Browning-Ferris Industries, Inc.) (“BFI”) under that certain Indenture, dated as of September 1, 1991, as amended and supplemented from time to time (“BFI Indenture”), by and between BFI, BBCO, Inc., as Co-Obligor, and The Bank of New York Mellon Trust Company, N.A., successor to JPMorgan Chase Bank, National Association (successor to Chase Bank of Texas, National Association), as successor trustee to First City, Texas-Houston, National Association. Subsidiaries of Republic and Allied that were not required by the terms of Republic’s $1.0 billion and $1.75 billion credit facilities to guaranty such credit facilities, and which did not guaranty such credit facilities, are not parties to the Third Supplemental Indenture. Prior to the Merger, Allied and Allied Waste North Americam Inc. (“AWNA”) had become guarantors under the BFI Indenture.
As of November 30, 2008, the outstanding principal amount of the 9.25% debentures was $99.5 million and the outstanding principal amount of the 7.40% debentures was $360 million.
The guaranty delivered by Republic and its subsidiaries of the obligations under the BFI Indenture is a guaranty of payment, not of collection. The guaranty by the subsidiaries of Allied became effective on the day following the effective date of the Merger. The terms of the BFI Indenture contain customary provisions permitting the trustee and holders of debentures to accelerate the amounts outstanding thereunder, including for non-payment of principal and interest.
In addition, in connection with the Merger, on December 5, 2008, Republic and substantially all of its subsidiaries that existed prior to the Merger, together with Allied and substantially all of its subsidiaries, entered into the Twentieth Supplemental Indenture by and among the parties thereto as listed on Exhibit 4.2 to this Current Report on Form 8-K. The Twentieth Supplemental Indenture provides for the guaranty by Republic, and by substantially all of its subsidiaries, of the senior notes more particularly described below, issued by AWNA under that certain Indenture, dated as of December 23, 1998, as amended and supplemented from time to time (“AWNA Indenture”), between AWNA, and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), as Trustee. Subsidiaries of Republic (prior to the Merger) that were not required by the terms of Republic’s $1.0 billion and $1.75 billion credit facilities to guaranty such credit facilities, and which did not guaranty such credit facilities, are not parties to the Twentieth Supplemental Indenture.
Prior to the Merger, Allied and substantially all of its subsidiaries (other than those that did not guaranty Republic’s outstanding credit facilities), had become guarantors under the AWNA Indenture. These parties entered into the Twentieth Supplemental Indenture for the purpose of reaffirming their prior guarantee obligations.

As of November 30, 2008, the outstanding principal amounts of the senior notes issued under the AWNA Indenture were as follows:

	Description of Senior Notes	Amount Outstanding as of November 30, 2008
1.	6 1/2% Senior Notes due 2010 issued pursuant to Eleventh Supplemental Indenture, dated as of November 10, 2003	$350 million
2.	5 3/4% Senior Notes due 2011 issued pursuant to Twelfth Supplemental Indenture, dated as of January 27, 2004	$400 million
3.	6 3/8% Senior Notes due 2011 issued pursuant to Fifteenth Supplemental Indenture, dated as of April 20, 2004	$275 million
4.	7 7/8% Senior Notes due 2013 issued pursuant to Tenth Supplemental Indenture, dated as of April 9, 2003	$450 million
5.	6 1/8% Senior Notes due 2014 issued pursuant to Thirteenth Supplemental Indenture, dated as of January 27, 2004	$425 million
6.	7 3/8% Senior Unsecured Notes due 2014 issued pursuant to Fourteenth Supplemental Indenture, dated as of April 20, 2004	$400 million
7.	7 1/4% Senior Notes due 2015 issued pursuant to Sixteenth Supplemental Indenture, dated as of March 9, 2005	$600 million
8.	7 1/8% Senior Notes due 2016 issued pursuant to Seventeenth Supplemental Indenture, dated as of May 17, 2006	$600 million
9.	6 7/8% Senior Notes due 2017 issued pursuant to Eighteenth Supplemental Indenture, dated as of March 12, 2007	$750 million

The guaranty delivered by Republic and its subsidiaries of the obligations under the AWNA Indenture is a guaranty of payment, not of collection. The terms of the AWNA Indenture contain customary provisions permitting the trustee and holders of senior notes to accelerate the amounts outstanding thereunder, including for non-payment of principal and interest.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Effective as of the effective time of the Merger, as approved by resolutions of the Republic board of directors and pursuant to the Merger Agreement, the number of directors on the Republic board of directors was increased from seven to eleven. Effective at the same time, each of the following former members of the Allied board of directors was appointed to the Republic board of directors: James W. Crownover, William J. Flynn, Nolan Lehmann, and John M. Trani. Effective as of one day after the effective time of the Merger, David I. Foley, a former member of the Allied board of directors, was appointed to the Republic board of directors. The Republic board of directors now consists of eleven directors, ten of whom are independent as defined under the NYSE director independence standards.
There are no arrangements or understandings between Messrs. Crownover, Flynn, Foley, Lehmann, and Trani and any other person pursuant to which they were appointed as directors other than the Merger Agreement. There are no transactions in which Messrs. Crownover, Flynn, Foley, Lehmann, or Trani has an interest requiring disclosure under Item 404(a) of Regulation S-K.
The Republic board of directors reconstituted the members of Republic’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee effective as of one day after the effective time of the Merger. The following persons were appointed to the Audit Committee effective as of one day after the effective time of the Merger: Ramon Rodriguez (Chairperson), John Croghan, Mr. Flynn, Mr. Lehmann and Michael Wickham. The following persons were appointed to the Nominating and Corporate Governance Committee as of one day after the effective time of the Merger: Mr. Croghan (Chairperson), Mr. Crownover, Mr. Foley, W. Lee Nutter and Allan Sorensen. The following persons were appointed to the Compensation Committee effective as of one day after the effective time of the Merger: Mr. Wickham (Chairperson), Mr. Lehmann, Mr. Rodriguez, Mr. Sorensen and Mr. Trani.
In connection with the Merger, the Republic board of directors established an Integration Committee of the Board of Directors effective as of one day after the effective time of the Merger. The following persons were appointed to the Integration Committee effective as of one day after the effective time of the Merger: Mr. Sorensen (Chairperson), Mr. Crownover, Mr. Foley, Mr. Rodriguez and Mr. Wickham.
James E. O’Connor will continue as Republic’s Chief Executive Officer and Chairman of the Board and Tod C. Holmes will continue as Republic’s Chief Financial Officer and has been named Executive Vice President.
Effective December 5, 2008, Michael J. Cordesman resigned as Executive Vice President of Republic and David A. Barclay resigned as Vice President, General Counsel and Assistant Secretary of Republic.
On December 5, 2008, Donald A. Slager, 46, was appointed Chief Operating Officer and President of Republic. Prior to consummation of the Merger, Mr. Slager served as President and Chief Operating Officer of Allied since January 2005. Prior to that, Mr. Slager served as Executive Vice President and Chief Operating Officer from June 2003 to January 2005, and held various other positions with Allied, and a predecessor company acquired by Allied since 1985.
On December 5, 2008, Timothy R. Donovan, 53, was appointed Executive Vice President, General Counsel and Secretary of Republic. Prior to consummation of the Merger, Mr. Donovan served as Executive Vice President, General Counsel and Corporate Secretary of Allied since April 2007. Prior to joining Allied, Mr. Donovan was Executive Vice President, Strategy and Business Developemnt, and General Counsel of Tenneco Inc. Mr. Donovan joined Tenneco in 1999 as Senior Vice President and General Counsel.
There are no transactions in which Mr. Slager or Mr. Donovan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 5.03.	AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Republic and Allied agreed on a governance structure for Republic following the completion of the Merger, referred to as the New Republic Governance Structure. Republic amended its bylaws in connection with the Merger in order to facilitate the implementation of the New Republic Governance Structure.
The impact of the New Republic Governance Structure is described below.
Republic Board of Directors
During the period commencing at the effective time of the Merger and continuing until the close of business on the day immediately prior to the third annual meeting of Republic stockholders held after the effective time, referred to as the Continuation Period:
•	the Republic board of directors must have a “Continuing Republic Committee,” consisting solely of five Continuing Republic Directors, defined as directors who are either (1) members of the Republic board of directors prior to the effective time of the Merger, determined by the Republic board of directors to be “independent” of Republic under the rules of the NYSE and designated by Republic to be members of the Republic board of directors as of the effective time of the Merger, or (2) subsequently nominated or appointed to be a member of the Republic board of directors by the Continuing Republic Committee;

•	the Republic board of directors must have a “Continuing Allied Committee,” consisting solely of five Continuing Allied Directors, defined as directors who are either (1) members of the Allied board of directors prior to the effective time of the Merger, determined by the Allied board of directors to be “independent” of Allied and Republic under the rules of the NYSE and designated by Allied to be members of the Republic board of directors as of the effective time of the Merger, or (2) subsequently nominated or appointed to be a member of the Republic board of directors by the Continuing Allied Committee;

•	the Republic board of directors must be comprised of eleven members, consisting of (1) the Chief Executive Officer of Republic, (2) five Continuing Republic Directors, and (3) five Continuing Allied Directors, provided that, notwithstanding the foregoing, after the Initial Continuation Period, the size of the Republic board of directors may be increased by the affirmative vote of a majority of the board of directors;

•	at each meeting of the Republic stockholders during the Continuation Period at which directors are to be elected, (1) the Continuing Republic Committee shall have the exclusive authority on behalf of Republic to nominate as directors of the Republic board of directors, a number of persons for election equal to the number of Continuing Republic Directors to be elected at such meeting, and (2) the Continuing Allied Committee shall have the exclusive authority on behalf of Republic to nominate as directors of the Republic board of directors, a number of persons for election equal to the number of Continuing Allied Directors to be elected at such meeting; and

•	all directors nominated or appointed by the Continuing Republic Committee or the Continuing Allied Committee, as the case may be, must be “independent” of Republic for purposes of the rules of the NYSE, as determined by a majority of the persons making the nomination or appointment.
In addition, during the period commencing on the effective time of the Merger and continuing until the close of business on the day immediately prior to the second annual meeting of Republic stockholders held after the effective time, referred to as the Initial Continuation Period, (1) if any Continuing Republic Director is removed from the Republic board of directors, becomes disqualified, resigns, retires, dies or otherwise cannot or will not continue to serve as a member of the Republic board of directors, such vacancy may only be filled by the Continuing Republic Committee, and (2) if any Continuing Allied Director is removed from the Republic board of directors, becomes disqualified, resigns, retires, dies or otherwise cannot or will not continue to serve as a member of the Republic board of directors, such vacancy may only be filled by the Continuing Allied Committee.
Committees of the Republic Board of Directors
Other than with respect to the Continuing Republic Committee or Continuing Allied Committee:
•	during the Continuation Period, each committee of the Republic board of directors must be comprised of five members, consisting of three Continuing Republic Directors and two Continuing Allied Directors;

•	the initial chairperson of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee of the Republic board of directors as of the effective time of the Merger will be, in each case, the Continuing Republic Director who was the chairman of such committee immediately prior to the effective time of the Merger; and

•	each Continuing Republic Director and Continuing Allied Director serving on the Audit Committee, the Nominating and Corporate Governance Committee or the Compensation Committee of the Republic board of directors must qualify as “independent” under the rules of the NYSE and, as applicable, the rules of the SEC.
Future Amendments to New Republic Governance Structure
During the Continuation Period, the Republic board of directors may amend, alter or repeal any provisions included in Republic’s bylaws relating to the New Republic Governance Structure only upon the affirmative vote of directors constituting at least seven members of the Republic board of directors, referred to as the Required Number. In the event that the size of the Republic board of directors is increased after the Initial Continuation Period as described above, the Required Number will be increased by one for each additional director position created.
The Amended and Restated Republic Bylaws are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements of Business Acquired
The financial statements specified in Rule 3-05(b) of Regulation S-X were included in (1) Allied’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission on February 20, 2008, and as amended in Allied’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 6, 2008, and (2) Allied’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, on October 29, 2008, and are incorporated herein by reference.
     (b) Pro Forma Financial Information
The pro forma financial statements required by this Item are not being filed herewith. The pro forma financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
     (d) Exhibits

Exhibit No.	Description
2.1	Second Amendment to Agreement and Plan of Merger, dated as of December 5, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc. and Allied Waste Industries, Inc.

3.1	Amended and Restated Republic Bylaws.

4.1	Third Supplemental Indenture, dated December 5, 2008, to Indenture dated January 15, 1985.

4.2	Twentieth Supplemental Indenture, dated December 5, 2008, to Indenture dated December 23, 1998.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of Republic, dated December 5, 2008, announcing the consummation of the Merger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2008	REPUBLIC SERVICES, INC.
	By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Second Amendment to Agreement and Plan of Merger, dated as of December 5, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc. and Allied Waste Industries, Inc.

3.1	Amended and Restated Republic Bylaws.

4.1	Third Supplemental Indenture, dated December 5, 2008, to Indenture dated January 15, 1985.

4.2	Twentieth Supplemental Indenture, dated December 5, 2008, to Indenture dated December 23, 1998.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of Republic, dated December 5, 2008, announcing the consummation of the Merger.